                                                                   EXHIBIT 10.50


                         REGISTRATION RIGHTS AGREEMENT

        This Registration Rights Agreement (this "Agreement") is made and entered into as of March 22, 1996, by and among Trans World Airlines, Inc., a Delaware corporation (the "Company"), and Paine Webber Incorporated and Alex. Brown & Sons Incorporated (together, the "Initial Purchasers"), who have (i) purchased 3,500,000 shares of 8% Cumulative Convertible Exchangeable Preferred Stock, par value $.01 per share of the Company (the "8% Preferred Stock") exchangeable for 8% Convertible Subordinated Debentures due 2006 (the "Debentures") of the Company and (ii) the right to acquire an additional 525,000 shares of 8% Preferred Stock, (the "Option Shares") in each case pursuant to the Purchase Agreement dated as of March 18, 1996 (the "Purchase Agreement"), among the Company and the Initial Purchasers.

        This Agreement is made pursuant to the Purchase Agreement. In order to induce the Initial Purchasers to enter into the Purchase Agreement, the Company has agreed to provide the registration rights set forth in this Agreement. The execution and delivery of this Agreement is a condition to the closing of the Purchase Agreement. All defined terms used but not defined herein shall have the meanings ascribed to them in the Indenture governing the Debentures (as defined below).

        The parties hereby agree as follows:

SECTION 1.      DEFINITIONS

          As used in this Agreement, the following capitalized terms shall have the following meanings:

          Act:  The Securities Act of 1933, as amended.

          Closing Date: The date on which the initial closing of the sale of shares of 8% Preferred Stock to the Initial Purchasers is consummated.

          Commission: The United States Securities and Exchange Commission and any successor federal agency having similar powers.

          Common Stock: Includes any stock of any class of the Company which has no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company and which is not subject to redemption by the Company. However, shares issuable upon conversion of 8% Preferred Stock or Debentures shall include only shares of the class designated as Common Stock of the Company (including the associated Rights) at the date of this instrument or shares of any class or classes resulting from any reclassification or reclassifications thereof (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation) and which have no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the

Company and which are not subject to redemption by the Company, provided that if at any time there shall be more than one such resulting class, the shares of each such class then so issuable shall be substantially in the proportion which the total number of shares of such class resulting from all such reclassifications bears to the total number of shares of all such classes resulting from all such reclassifications. Unless the context otherwise requires, all references to Common Stock shall include the associated Rights.

        Damages Payment Date: With respect to the 8% Preferred Stock, each dividend payment date and each Redemption Date (as defined in the Designation of the Preferred). With respect to the Debentures, each interest payment date, each Repurchase Date (as defined in the Indenture) and each redemption date under the Indenture. In the event the 8% Preferred Stock or the Debentures are called for redemption on a redemption date falling between a dividend payment record date or an interest payment record date and the dividend payment date or interest payment date, holders of shares of 8% Preferred Stock or Debentures shall in lieu of receiving liquidated damages on the dividend payment date or interest payment date receive such liquidated damages on the date fixed for redemption (unless such holders convert such shares or Debentures in accordance with the Designation of the Preferred or the Indenture, in which case such holders will receive such payment on the corresponding dividend payment date or interest payment date). With respect to Common Stock issuable upon conversion of the 8% Preferred Stock or the Debentures, the Damages Payment Date shall be the dividend payment date (unless all of the shares of 8% Preferred Stock have been exchanged for Debentures, in which case the Damages Payment Date will be the interest payment date applicable to the Debentures).

        Designation of the Preferred: The Certificate of Designations, Preferences and Rights Relating to the 8% Preferred Stock.

        Effectiveness Target Date:  As defined in Section 3.

        Exchange Act:  The Securities Exchange Act of 1934, as amended.

        Exempt Resales: The transactions in which the Initial Purchasers propose to sell the 8% Preferred Stock (i) inside the United States to (A) certain "qualified institutional buyers" (as such term is defined in Rule 144A under the Act) and (B) certain "accredited investors" (as defined in Rule 501 of Regulation D under the Act), and (ii) outside the United States in reliance on Regulation S under the Act.

        Holder:  As defined in Section 2(b) hereof.

        Indenture: The Indenture, dated as of the Exchange Date (as defined in the Designation of the Preferred) between the Company and a trustee selected by the Company and reasonably satisfactory to the Initial Purchasers (the "Trustee"), pursuant to which the Debentures are to be issued, as such Indenture is amended or supplemented from time to time in accordance with the terms thereof.

        NASD:  National Association of Securities Dealers, Inc.
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                                                                               3


       Offering Memorandum: The Offering Memorandum, dated March 18, 1996, and all amendments and supplements thereto, and including all materials incorporated by reference therein, relating to the 8% Preferred Stock and prepared by the Company pursuant to the Purchase Agreement.

       Option Closing Date: The date on which the closing of the sale of the Option Shares to the Initial Purchasers is consummated.

       Person: An individual, partnership, corporation, limited liability company, trust or unincorporated organization or other entity, or a government or agency or political subdivision thereof.

       8% Preferred Stock: 8% Cumulative Convertible Exchangeable Preferred Stock, par value $.01 per share, of the Company.

       Prospectus: The prospectus included in the Shelf Registration Statement, as amended or supplemented by any prospectus supplement and by all other amendments and supplements to the prospectus included in the Shelf Registration Statement, including post-effective amendments, and all material which may be incorporated by reference into such prospectus.

       Record Holder: (i) With respect to any Damages Payment Date relating to the 8% Preferred Stock, each Person who is a Holder of 8% Preferred Stock on the record date with respect to the Dividend Payment Date on which such Damages Payment Date shall occur, (ii) with respect to any Damages Payment Date relating to the Debentures, each Person who is a Holder of Debentures on the record date with respect to the Interest Payment Date on which such Damages Payment Date shall occur and (iii) with respect to any Damages Payment Date relating to the Common Stock, each Person who is a Holder of Common Stock issued upon conversion of 8% Preferred Stock or Debentures on the record date with respect to the Dividend Payment Date on which such Damages Payment Date shall occur (unless all of the shares of 8% Preferred Stock have been exchanged for Debentures, in which case the Record Holder shall be each Person who is a Holder of Common Stock on the record date with respect to the Interest Payment Date on which such Damages Payment Date shall occur).

       Registrar:  As defined in the Indenture.

       Registration Default:  As defined in Section 4 hereof.

       Rights: The Rights of the Company entitling the holder to purchase one one-hundredth of a share of the Company's Series A Participating Preferred Stock, par value $.01 per share, under certain circumstances issued pursuant to the Rights Agreement dated as of December 19, 1995 between the Company and American Stock Transfer & Trust Company as Rights Agent as it may be amended or supplemented from time to time.

       Shelf Registration Statement:  As defined in Section 3(a) hereof.
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                                                                               4


       TIA: The Trust Indenture Act of 1939, as amended, as in effect on the date of the Indenture.

       Transfer Restricted Securities: Each share of 8% Preferred Stock, each Debenture issued upon exchange thereof, and each share of Common Stock issued upon conversion of the 8% Preferred Stock or the Debentures, until the date on which each such share of 8% Preferred Stock, Debenture or share of Common Stock
(i) has been effectively registered under the Act and disposed of in accordance with the Shelf Registration Statement or (ii) is distributed to the public pursuant to Rule 144 under the Act or is saleable pursuant to Rule 144(k) under the Act (or similar provisions then in force).

       Usable: Complies with the applicable rules and regulations of the Securities Act of 1933, as amended, including, without limitation, Rule 3-12 of Regulation S-X and Item 512 of Regulation S-K.

SECTION 2.           SECURITIES SUBJECT TO THIS AGREEMENT

              (a) Transfer Restricted Securities. The securities entitled to the benefits of this Agreement are the Transfer Restricted Securities.

              (b) Holders of Transfer Restricted Securities. A Person is deemed to be a holder of record of Transfer Restricted Securities (each, a "Holder") whenever such Person owns Transfer Restricted Securities.

SECTION 3.           SHELF REGISTRATION

              (a) The Company shall file with the Commission, as soon as practicable after the Closing Date, but in any event on or prior to the date 90 days after the Closing Date, a shelf registration statement pursuant to Rule
415 under the Act (the "Shelf registration Statement") on Form S-1, Form S-2 or Form S-3, as determined by the Company, if the use of such form is then available, to cover resales of all Transfer Restricted Securities by the
Holders thereof who have provided the information required by Section 3(b) hereof. The Company will use its reasonable best efforts to cause such Shelf Registration Statement to be declared effective by the Commission within 150 days after the Closing Date (the "Effectiveness Target Date").  The Company
shall use its reasonable best efforts to keep such Shelf Registration Statement continuously effective, subject to the provisions of Section 5 hereof, for a period of three years following the later of the Closing Date or the Option Closing Date, if any, or such shorter period that will terminate when each of the Transfer Restricted Securities covered by the Shelf Registration Statement shall cease to be a Transfer Restricted Security. Subject to the right of the Company to have the Shelf Registration Statement not be effective for periods of time set forth in Section 5 hereof, the Company further agrees to use its reasonable best efforts to prevent the happening of any event that would cause the Shelf Registration Statement to contain a material misstatement or omission or to be not effective and usable for resale of the Transfer Restricted Securities during the period that such Shelf Registration Statement is required to be effective and usable. Upon the occurrence of any event that would cause the Shelf Registration Statement (i) to contain a material misstatement or omission or (ii) to be not effective or usable
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                                                                               5

for resale of Transfer Restricted Securities during the period that such Shelf Registration Statement is required to be effective and usable, the Company shall promptly file an amendment to the Shelf Registration Statement, in the case of clause (i), correcting any such misstatement or omission, and in the case of either clause (i) or (ii), use its reasonable best efforts to cause such amendment to be declared effective and such Shelf Registration Statement to become usable as soon as practicable thereafter.

        (b) No Holder of Transfer Restricted Securities may include any of its Transfer Restricted Securities in any Shelf Registration Statement pursuant to this Agreement unless such Holder furnishes to the Company in writing, within 10 business days after receipt of a request therefor, such information and representations and warranties as the Company may reasonably request for use in connection with any Shelf Registration Statement or Prospectus or preliminary Prospectus included therein. No Holder of Transfer Restricted Securities shall be entitled to liquidated damages pursuant to Section 4 hereof if such Holder's Transfer Restricted Securities are excluded from a Shelf Registration Statement because such Holder failed to furnish the Company in writing such information and representations and warranties reasonably requested by the Company for use in connection with such Shelf Registration Statement or Prospectus or preliminary Prospectus included therein. Each Holder as to which any Shelf Registration Statement is being effected agrees to furnish promptly to the Company all information required to be disclosed in order to make the information previously provided to the Company by such Holder not materially misleading.

SECTION 4.      LIQUIDATED DAMAGES

          Each of the Company and the Initial Purchasers (on behalf of themselves and each subsequent Holder of Transfer Restricted Securities) agrees that (a) the Holders of Transfer Restricted Securities will suffer damages if the Shelf Registration Statement is not filed with and declared effective by, the Commission and maintained in the manner and within the time periods contemplated by Section 3 hereof and (b) it would not be feasible to ascertain the extent of such damages with precision. Accordingly, if (i) the Shelf Registration Statement is not filed with the Commission on or prior to the date 90 days after the Closing Date, (ii) the Shelf Registration Statement has not been declared effective by the Commission on or prior to the Effectiveness Target Date or (iii) the Shelf Registration Statement is filed and declared effective but shall thereafter cease to be effective (without being succeeded immediately by an additional Shelf Registration Statement filed and declared effective) or usable for a period of time which shall exceed 90 days in the aggregate during any year (defined as any period of 365 days commencing on or after the date the Shelf Registration Statement is declared effective or the Effectiveness Target Date, as the case may be) (each such event referred to in clauses (i) through (iii), a "Registration Default"), the Company shall pay liquidated damages to each Holder of Transfer Restricted Securities who has complied with such Holder's obligations hereunder, during the first 90-day period immediately following the occurrence of such Registration Default in an amount equal to $0.0025 per week per share of 8% Preferred Stock (subject to adjustment in the event of stock splits, stock recombinations, stock dividends and the like), and, if applicable, $0.05 per week per $1,000 principal amount of Debentures and, if applicable, $0.01 per week per share (subject to adjustment in the event of stock splits, stock recombinations, stock dividends and the

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like) of Common Stock constituting Transfer Restricted Securities held by such
Holder. The amount of the liquidated damages will increase by an additional $0.0025 per week per share of 8% Preferred Stock (subject to adjustment as set forth above), $0.05 per week per $1,000 principal amount of Debentures or $0.01 per week per share (subject to adjustment as set forth above) of Common Stock constituting Transfer Restricted Securities held by such Holder for each subsequent 90-day period until the Shelf Registration Statement is filed, declared effective or again becomes effective and usable, as the case may be, up to a maximum amount of liquidated damages with respect to any such Registration Default of $0.0125 per week per share of 8% Preferred Stock (subject to adjustment as set forth above), $0.25 per week per $1,000 principal amount of Debentures or $0.05 per week per share (subject to adjustment as set forth above) of Common Stock constituting Transfer Restricted Securities. All accrued liquidated damages shall be paid to Record Holders by wire transfer of immediately available funds or by federal funds check by the Company on each Damages Payment Date. Following the cure of a Registration Default, liquidated damages will cease to accrue with respect to such Registration Default.

        All of the Company's obligations to pay accrued but unpaid liquidated damages set forth in the preceding paragraph which are outstanding with respect to any Transfer Restricted Security at the time such security ceases to be a Transfer Restricted Security shall survive until such time as all such obligations with respect to such security shall have been satisfied in full.

        The parties hereto agree that the liquidated damages provided in this
Section 4 constitute a reasonable estimate of the damages that will be incurred by Holders of Transfer Restricted Securities by reason of the failure of the Shelf Registration Statement to be filed, declared effective or to remain effective, as the case may be.

SECTION 5.      REGISTRATION PROCEDURES

        In connection with the Shelf Registration Statement, the Company will use its reasonable best efforts to effect such registration to permit the sale of the Transfer Restricted Securities being sold in accordance with the intended method or methods of distribution or disposition thereof, and pursuant thereto the Company will as expeditiously as possible:

        (a) on or prior to the date 90 days after the Closing Date, prepare and file with the Commission a Shelf Registration Statement relating to the registration on any appropriate form under the Act, as selected by the Company, which form shall be available for the sale of the Transfer Restricted Securities in accordance with the intended method or methods of distribution thereof and shall include or incorporate all required financial statements, reports, schedules, exhibits and other documents; cooperate and assist in any filings required to be made with the NASD and use its reasonable best efforts to cause such Shelf Registration Statement to become effective and approved on or prior to the Target Effectiveness Date by such governmental agencies or authorities as may be necessary to enable the selling Holders to consummate the disposition of such Transfer Restricted Securities; provided that before filing a Shelf Registration Statement or any Prospectus, or any amendments or supplements thereto, including documents

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incorporated by reference after the initial filing of the Shelf Registration
Statement, the Company shall furnish to the Holders and underwriters, if any, copies of all such documents proposed to be filed, which documents shall be subject to the review of such Holders, and the company shall not file any Shelf Registration Statement or amendment thereto or any Prospectus or any supplement thereto (including such documents incorporated by reference) to which the Holders of the Transfer Restricted Securities covered by such Shelf Registration Statement or the underwriters, if any, shall reasonably object on the grounds that such Shelf Registration Statement, Prospectus, amendment or supplement does not comply in all material respects with the requirements of the Act or the rules and regulations thereunder in writing within four business days after the receipt thereof;

        (b) prepare and file with the commission such amendments and post-effective amendments to the Shelf Registration Statement as may be necessary to keep the Shelf Registration Statement effective for the applicable period set forth in Section 3(a) hereof; cause the Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Act, and to comply fully with the applicable provisions of Rule 424 under the Act in a timely manner; and comply with the provisions of the Act with respect to the disposition of all securities covered by such Shelf Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the sellers thereof set forth in such Shelf Registration Statement or supplement to the Prospectus;

        (c) advise the selling Holders promptly and, if requested by such Persons, to confirm such advice in writing, (i) when the Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to the Shelf Registration Statement or any post-effective amendment thereto, when the same has become effective, (ii) of any request by the Commission for amendments to the Shelf Registration Statement or amendments or supplements to the Prospectus or for additional information relating thereto,
(iii) of the issurance by the Commission of any stop order suspending the effectiveness of the Shelf Registration Statement under the Act or of the suspension by any state securities commission of the qualification of the Transfer Restricted Securities for offering or sale in any jurisdiction, or the initiation of any proceeding for any of the preceding purposes, (iv) if at any time the representations and warranties of the Company contemplated by paragraph (l)(i) below cease to be true and correct, and (v) of the existence of any fact and the happening of any event that makes any statement of a material fact made in the Shelf Registration Statement, the Prospectus, any amendment or supplement thereto, or any document incorporated by reference therein untrue, or that requires the making of any additions to or changes in the Shelf Registration Statement or the Prospectus, any amendment or supplement thereto, or any document incorporated by reference therein in order to make the statements therein not misleading in the light of the circumstances then existing. If at any time the Commission shall issue any stop order suspending the effectiveness of the shelf Registration Statement, or any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of the Transfer Restricted Securities under the state securities or Blue Sky laws, the Company shall use its best efforts to obtain the withdrawal or lifting of such order at the earliest possible time;

                 (d) promptly prior to the filing of any document that is to be incorporated by reference into the Shelf Registration Statement or the Prospectus (after the initial filing of the Shelf Registration Statement), provide copies of such document to the selling Holders and underwriters, if any, make the Company's representatives available at reasonable times for discussion of such document and include such information in such document prior to the filing thereof as such selling Holders or underwriters may reasonably and timely request;

                 (e) furnish to each selling Holder and underwriter, if any, without charge, at least one copy of the Shelf Registration Statement, as first filed with the Commission, and of each amendment thereto, including all documents incorporated by reference therein and all exhibits (including exhibits incorporated therein by reference);

                 (f) deliver to each selling Holder and underwriter, if any, without charge, as many copies of the Prospectus (including each preliminary Prospectus) and any amendment or supplement thereto as such Persons may reasonably request; the Company consents to the use of the Prospectus and any amendment or supplement thereto by each of the selling Holders and underwriters, if any, in connection with the public offering and sale of the Transfer Restricted Securities covered by the Prospectus or any amendment or supplement thereto;

                 (g) prior to any public offering of Transfer Restricted Securities, cooperate with the selling Holders and underwriters, if any, and their respective counsel in connection with the registration and qualification of the Transfer Restricted Securities under the securities or Blue Sky laws of such jurisdictions as the selling Holders and underwriters, if any, may reasonably request and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Transfer Restricted Securities covered by the Shelf Registration Statement; provided, however, that the Company shall be required neither to register or qualify as a foreign corporation where it is not now so qualified nor to take any action that would subject it to the service of process in suits or to taxation, other than as to matters and transactions relating to the Shelf Registration Statement, in any jurisdiction where it is not now so subject;

                 (h) in connection with any sale of Transfer Restricted Securities that will result in such securities no longer being Transfer Restricted Securities, cooperate with the selling Holders to facilitate the timely preparation and delivery of certificates representing Transfer Restricted Securities to be sold and not bearing any restrictive legends; and enable such Transfer Restricted Securities to be in such denominations and registered in such names as the Holders may request at least two business days prior to any sale of Transfer Restricted Securities made by such Holders;

                 (i) use its best efforts to cause the Transfer Restricted Securities covered by the Shelf Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof to consummate the disposition of such Transfer Restricted Securities, subject to the proviso contained in clause (g) above;

                 (j) if any fact or event contemplated by clause (v) of paragraph (c) above shall exist or have occurred, as promptly as practicable thereafter, prepare a supplement or post-effective amendment to the Shelf Registration Statement, or related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of Transfer Restricted Securities, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading;

                 (k) provide a CUSIP number for all Transfer Restricted Securities not later than the effective date of the Shelf Registration Statement and provide the Trustee under the Indenture and the transfer agent for the 8% Preferred Stock and Common Stock with printed certificates for the Transfer Restricted Securities which are in a form eligible for deposit with the Depositary Trust Company;

                 (1) enter into such agreements and take all such other actions consistent with its obligations hereunder in connection therewith and as may be reasonably required in order to expedite or facilitate the disposition of the Transfer Restricted Securities pursuant to the Shelf Registration Agreement, and in such connection the Company shall (i) make such representations and warranties to the Holders and underwriters, if any, in form, substance and scope as are customarily made by issuers to underwriters in primary underwritten offerings and covering matters including, but not limited to, those set forth in the Purchase Agreement; (ii) obtain opinions of counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the Holders of the Transfer Restricted Securities being sold and underwriters, if any) addressed to each selling Holder requesting the same and covering such matters as are customarily covered in company counsel opinions to underwriters in primary underwritten offerings; (iii) obtain "cold comfort" letters and updates thereof from the Company's independent certified public accountants addressed to the selling Holders of Transfer Restricted Securities and underwriters, if any, requesting the same, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters to underwriters in connection with primary underwritten offerings; and (iv) deliver such documents and certificates as may be reasonably requested by the Holders of the Transfer Restricted Securities being sold and underwriters, if any, to evidence compliance with clause (i) above and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company pursuant to this clause (1);

                 (m) subject to appropriate confidentiality arrangements being entered into, make available at reasonable times for inspection by the Holders of the Transfer Restricted Securities participating in any disposition pursuant to such Shelf Registration Statement, any underwriters and any attorney or accountant retained by such selling Holders or underwriters, all financial and other records, pertinent corporate documents and properties of the Company and cause the Company's officers, directors and employees to supply all information reasonably requested by any such Holder, underwriter, attorney or accountant at reasonable times in connection with such Shelf Registration Statement subsequent to the filing thereof and prior to its effectiveness;

                 (n) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make generally available to its security holders, as soon as reasonably practicable, a consolidated earnings statement (which need not be audited) for the twelve-month period, beginning with the first month of the Company's first fiscal quarter commencing after the effective date of the Shelf Registration Statement;

                 (o) cause the Indenture to be qualified under the TIA, and, in connection therewith, cooperate with the Trustee and the Holders to effect such changes to the Indenture as may be required for such Indenture to be so qualified in accordance with the terms of the TIA; and execute and use its best efforts to cause the Trustee to execute, all documents as may be required to effect such changes and all other forms and documents required to be filed with the Commission to enable such Indenture to be so qualified in a timely manner;

                 (p) use its reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of the Shelf Registration Statement at the earliest possible moment; use its reasonable best efforts (i) to prevent the entry of any stop order affecting the Registration Statement and (ii) to remove any such stop order if entered;

                 (q) cause all Transfer Restricted Securities which are Common Stock covered by the Shelf Registration Statement to be listed on each securities exchange or quotation system on which the Company's Common Stock is then listed no later than the date the Shelf Registration Statement is declared effective;

                 (r) cooperate and assist in any filings required to be made with the NASD; and

                 (s) use its best efforts to cause the Transfer Restricted Securities to be eligible for inclusion in the National Association of Securities Dealers, Inc. Private Offerings, Resales and Trading through Automated Linkages ("PORTAL") trading system.

                 The Company agrees that it will not include in the registration contemplated by the Shelf Registration Statement any securities other than the Transfer Restricted Securities and the securities (the "PBGC Shares") required to be registered by the Company pursuant to the Registration Rights Agreement (the "PBGC Registration Rights Agreement"), dated as of August 23, 1995, by and among the Company, American National Bank and Trust Company of Chicago as Settlement Trustee under the Settlement Fund Agreement dated as of January 5, 1993, as amended, by and among the Company and American National Bank and Trust Company of Chicago, the Pension Benefit Guaranty Corporation and Pichin Corp. The Company represents and warrants to the Initial Purchasers that they will not be required to reduce the number or amount of Transfer Restricted Securities covered by the Shelf Registration Statement as the result of the inclusion under such Shelf Registration Statement of the PBGC Shares.

                 The Initial Purchasers on behalf of themselves and each subsequent Holder of Transfer Restricted Securities agree by acquisition of such Transfer Restricted Securities that, upon receipt of any notice from the Company of the existence of any fact or the happening of any event of the kind described in clause (v) of Section 5(c) hereof, such Holder will forthwith discontinue disposition of Transfer Restricted Securities pursuant to the Shelf Registration

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Statement until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 5(j) hereof, or until it is advised in writing (the "Advice") by the Company that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings which are incorporated by reference in the Prospectus. If so directed by the Company, each Holder will, or will request the managing underwriter or underwriters, if any, to deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Transfer Restricted Securities current at the time of receipt of such notice.

SECTION 6.       REGISTRATION EXPENSES

              All expenses incident to the Company's performance of or compliance with this Agreement will be borne by the Company, regardless whether a Shelf Registration Statement becomes effective, including without limitation:

              (i)      all registration and filing fees and expenses;

              (ii) fees and expenses of compliance with federal securities or state blue sky laws (including reasonable fees and disbursements of counsel to the Holders and the underwriters, if any, in connection with blue sky qualifications of the Transfer Restricted Securities);

              (iii) expenses of printing (including, without limitation, expenses of printing or engraving certificates for the Transfer Restricted Securities in a form eligible for deposit with Depository Trust Company, expenses of printing or engraving certificates for the Common Stock, the Debentures and the 8% Preferred Stock and expenses of printing prospectuses), messenger and delivery services and telephone;

              (iv) fees and disbursements of counsel for the Company and reasonable fees and disbursements of one counsel for the Holders of the Transfer Restricted Securities chosen by the Holders of a majority of the outstanding Transfer Restricted Securities (determined as provided in Section 10(d));

              (v) fees and disbursements of all independent certified public accountants of the Company (including the expenses of any special audit and "cold comfort" letters required by or incident to such performance);

              (vi) filing fees associated with any NASD filing required to be made in connection with the Shelf Registration Statement;

              (vii) fees and expenses of listing the Transfer Restricted Securities on any securities exchange or quotation system in accordance with
Section 5(q) hereof or on PORTAL pursuant to Section 5(s); and

              (vii) securities acts liability insurance, if the Company desires such insurance. All expenses described in classes (i) to (viii) are referred to herein as "Registration Expenses."

              The Company will, in any event, bear its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, and the fees and expenses of any Person, including special experts, retained by the Company. The Holders of Transfer Restricted Securities shall bear the expense of any broker's commission or underwriters' discount or commission.

SECTION 7.       UNDERWRITING

              If any of the Transfer Restricted Securities covered by any Shelf Registration Statement are to be sold in an underwritten offering, the investment banker(s) and manager(s) that will manage the offering will be selected by the Holders of a majority of the then outstanding Transfer Restricted Securities (determined in accordance with Section 10(d)) included in such offering (after consultation with the Company as to such selection and upon the written consent of the Company, which consent shall not be unreasonably withheld or delayed). If requested by the underwriters, the Company will promptly enter into an underwriting agreement reasonably acceptable to the Company with such underwriters for such offering, such agreement to contain such representations and warranties by the Company and such other terms and conditions as are customary for underwriting agreements with respect to secondary offerings, including without limitation, indemnities to the effect and to the extent provided in Section 8 hereof. The Holders of Transfer Restricted Securities on whose behalf such securities are being distributed shall be party to any such underwriting agreement. Such Holders shall not be required by the Company to make any representations or warranties to the underwriters with respect to the Company or the Transfer Restricted Securities (other than that the Holders are conveying such securities free and clear of all pledges, security interests, liens, charges, encumbrances, agreements, equities, claims and options of whatever nature), and the Holders shall not be required to indemnify the Company or the underwriters (other than with respect to the matters, and to the extent, provided in Section 8). Furthermore, the Company shall make available for inspection by the Holders, any underwriter participating in any disposition pursuant to such Shelf Registration Statement, and any attorney, accountant or other agent retained. by the Holders or underwriter, all financial and other records and other information, pertinent corporate documents and properties of the Company as shall be reasonably necessary to enable them to exercise their due diligence responsibilities.

              No Holder of Transfer Restricted Securities may participate in any underwritten distribution hereunder unless such holder (a) agrees to sell such Holder's Transfer Restricted Securities on the basis provided in any underwriting arrangements approved in accordance with the terms hereof, and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

              The Company agrees not to effect any private or public sale or distribution of any of its equity securities or securities convertible into or exchangeable or exercisable for any such securities during the period beginning seven days prior to, and ending 90 days after, the date on which the Shelf Registration Statement becomes effective, except for (i) shares of Common Stock issuable upon conversion of the 8% Preferred Stock or Debentures, (ii) shares of Common Stock issuable upon the exercise of the presently outstanding stock options and other options to be granted under the Company's Key Employee Stock Incentive Program, Employee Stock Incentive Plan and 1995 Outside Directors' Stock Option and Stock Compensation Plan in accordance with the terms thereof,
(iii) shares of Common Stock issuable pursuant to the exercise of warrants outstanding as of the date hereof, the conversion of shares of the Company's Employee Preferred Stock, the payment of dividends on the Company's 12% Cumulative Preferred Stock or interest on the Company's 12% Senior Secured Reset Notes due 1998, (iv) shares of Common Stock or Employee Preferred Stock issuable under the Company's plan of reorganization, (v) shares of the Company's Series A Cumulative Preferred Stock issuable upon conversion of the Rights or (vi) securities issuable pursuant to registrations by the Company on Form S-4 and Form S-8 or any successor thereto.

SECTION 8.       INDEMNIFICATION

              (a) The Company agrees to indemnify and hold harmless each Holder (each such Holder an "Indemnified Holder") and each person that controls each Indemnified Holder within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and the agents, employees, officers and directors of any such Indemnified Holder or any such controlling person of any Indemnified Holder from and against any and all losses, claims, damages, judgments, liabilities and expenses (including the reasonable fees and expenses of counsel and other expenses in connection with investigating, defending or settling any such action or claim), joint or several, as they are incurred arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Prospectus or Shelf Registration Statement or any supplement or amendment thereto, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except the Company shall not be liable to any Indemnified Holder in any such case insofar as such losses, claims, damages, judgments, liabilities or expenses arise out of, or are based upon, any such untrue statement or omission or alleged untrue statement or omission made in reliance on and in conformity with information relating to such Indemnified Holder furnished in writing by such Indemnified Holder to the Company expressly for use therein; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made on any preliminary Prospectus if (i) such Holder failed to send or deliver a copy of the Prospectus with or prior to the delivery of written confirmation of the sale of Transfer Restricted Securities if the Company furnished the Holder with sufficient copies thereof, and (ii) the Prospectus would have corrected such untrue statement or omission; and provided further, that the Company shall not be liable in any case to the extent that any loss, claim, damage, liability or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission in the Prospectus, if such untrue statement or alleged untrue statement or omission or alleged omission is corrected in an amendment or supplement to the Prospectus if, having previously been furnished by or on behalf of the Company with copies of the Prospectus as so amended or supplemented, such Holder thereafter fails to deliver such Prospectus as so amended or supplemented, prior to or concurrently with the sale of a Transfer Restricted Security to the person asserting such loss, claim, damage, liability or expense who purchased such Transfer Restricted Security which is the subject thereof from such Holder.

              (b) If any action or proceeding (including any governmental or regulatory investigation or proceeding) shall be brought or asserted against any Indemnified Holder with respect to which indemnity may be sought against the Company pursuant to this Section 8, such Indemnified Holder shall promptly notify the Company in writing, and the Company shall have the right to assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Holder and payment of all fees and expenses; provided, that the omission so to notify the Company shall not relieve the Company from any liability that it may have to any Indemnified Holder (except to the extent that the Company is actually materially prejudiced or otherwise forfeited material substantive rights or defenses by reason of such failure). An Indemnified Holder shall have the right to employ separate counsel in any such action or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Holder unless (i) the employment of such counsel has been specifically authorized in writing by the Company, which authorization shall not be unreasonably withheld, (ii) the Company has failed promptly to assume the defense and employ counsel reasonably satisfactory to the Indemnified Holder,
(iii) the named parties to any such action or proceeding (including any impleaded parties) include both the Indemnified Holder and the Company and such Indemnified Holder shall have been advised by its counsel that there may be one or more legal defenses available to it that are different from or additional to those available to the Company (in which case the Company shall not have the right to assume the defense of such action on behalf of such Indemnified Holder) or (iv) a conflict or potential conflict exists (based on advice of counsel to the Indemnified Holder) between the Indemnified Holder and the Company (in which case the Company will not have the right to direct the defense of such action on behalf of the Indemnified Holder). It is understood that the Company shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) at any time for such Indemnified Holder, which firm shall be designated in writing by the Indemnified Holder, and that all such fees and expenses shall be reimbursed promptly following receipt of invoices therefor as they are incurred. The Company shall not be liable for any settlement of any such action effected without the written consent of the Company, such consent not to be unreasonably withheld or delayed, but if settled with the written consent of the Company, or if there is a final judgment with respect thereto, the Company agrees to indemnify and hold harmless each Indemnified Holder from and against any loss or liability by reason of such settlement or judgment.
The Company shall not, without the prior written consent of each Indemnified Holder affected thereby, effect any settlement of any pending or threatened proceeding in which such Indemnified Holder has sought indemnity hereunder, which (i) does not include an unconditional release of such Indemnified Holder from all liability arising out of such action, claim, litigation or proceeding and/or (ii) would impose injunctive relief on such Indemnified Holder.

              (c) Each Indemnified Holder is hereby deemed to have agreed to indemnify and hold harmless the Company, its directors, any person controlling the Company and such person's agents, employees, officers and directors (collectively, the "Company Indemnified Parties") to the same extent as the foregoing indemnity from the Company to any Indemnified Holder, but only with respect to information relating to each Indemnified Holder furnished to the Company in writing by each Indemnified Holder, respectively, expressly for use in a Prospectus, the Shelf Registration Statement or any supplement or amendment thereto. In case any action shall be brought against any Company Indemnified Party based on a Prospectus, Shelf Registration Statement or any supplement or amendment thereto and in respect of which indemnity may be sought against each Indemnified Holder pursuant to this Section 8(c), each Indemnified Holder shall have the rights and duties given to the Company by Section 8(b) (except that if the Company shall have assumed the defense thereof, each Indemnified Holder may, but shall not be required to employ separate counsel therein and participate in the defense thereof and the fees and expenses of such counsel shall be at the expense of the Indemnified Holder) and the Company Indemnified Parties shall have the rights and duties given to the Indemnified Holders by Section 8(b).

              (d) If the indemnification provided for in this Section 8 is unavailable to any party entitled to indemnification pursuant to Section 8(a) or 8(c), or is insufficient to hold any party entitled to indemnification pursuant to 8(a) or 8(c) harmless with respect to any losses, claims, damages, judgments, liabilities and expenses referred to in Section 8(a) or 8(c), then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, judgments, liabilities and expenses (including any investigative, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted, but after deducting any contribution received by the Company from persons other than the Indemnified Holders, such as persons who control the Company within the meaning of the Securities Act or the Exchange Act and officers and directors of the Company, who also may be liable for contribution) (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and each Indemnified Holder on the other from the offering of the Transfer Restricted Securities pursuant to the Shelf Registration Statement or (ii) if the allocation provided by clause
(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and each Indemnified Holder on the other in connection with the statements or omissions which resulted in such losses, claims, damages, judgments, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and each Indemnified Holder on the other shall be deemed to be in the same proportions as the total net proceeds from the initial sale of 8% Preferred Stock to the Initial Purchasers (before deducting expenses) received by the Company bear to the total proceeds (before expenses) to the applicable Indemnified Holder from the offering of the Transfer Restricted Securities pursuant to the Shelf Registration Statement, in the case of an Indemnified Holder. The relative fault of the

Company on the one hand and each Indemnified Holder on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or by each Indemnified Holder on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

              (e) The Company and each Indemnified Holder agree that it would not be just and equitable if contributions pursuant to Section 8(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in Section 8(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or expenses referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person found guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not found guilty of such fraudulent misrepresentation.

              (f) The indemnity and contribution agreements contained in this Section 8 are in addition to any liability that any indemnifying party may otherwise have to any indemnified party.

SECTION 9.       RULE 144 AND RULE 144A

              The Company shall use its reasonable best efforts to file on a timely basis all such reports required to be filed under the Exchange Act as, and endeavor in good faith to take such other actions as, are reasonably necessary to enable Holders to sell Transfer Restricted Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, (b) Rule 144A under the Securities Act, as such Rule may be amended from time to time, and (c) any similar rules or regulations hereafter adopted by the Commission. Upon request of any Holder of Transfer Restricted Securities, the Company will deliver a written statement as to whether it has complied with such requirements and will, at its expense, forthwith upon the request of the Initial Purchasers, deliver to the Initial Purchasers a certificate, signed by the Company's principal financial officer, stating (a) the Company's name, address and telephone number (including area code), (b) the Company's Internal Revenue Service identification number, (c) the Company's Commission file number, (d) the number of shares of each class of capital stock outstanding as shown by the most recent report or statement published by the Company, and (e) whether the Company has filed the reports required to be filed under the Exchange Act for a period of at least ninety (90) days prior to the date of such certificate and in addition has filed the most recent annual report required to be filed thereunder.

SECTION 10.      MISCELLANEOUS

              (a) Remedies. Each Holder of Transfer Restricted Securities, in addition to being entitled to exercise all rights provided herein, and as provided in the Purchase Agreement and granted by law, including the recovery of damages, shall be entitled to specific performance of such Holder's rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees in any action for specific performance to waive the defense that a remedy at law would be adequate.

              (b) No Inconsistent Agreements. The Company has not and shall not on or after the date of this Agreement enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders of Transfer Restricted Securities in this Agreement or otherwise conflicts with the provisions hereof. The rights granted to the Holders of Transfer Restricted Securities hereunder do not and will not in any way conflict with and are not and will not be inconsistent with the rights granted to the Holders of the Company's securities under any other agreements. No holder of securities of the Company has rights to the registration of any securities of the Company because of the execution, delivery or performance by the Company of this Agreement or as a result of the filing of the Shelf Registration Statement other than the holders of the PBGC Shares.

              (c) No Adverse Action Affecting the Transfer Restricted Securities. The Company has not taken and will not take, any action, or permit any change to occur with respect to the Transfer Restricted Securities which would adversely affect the ability of any of the Holders of Transfer Restricted Securities to include such Transfer Restricted Securities in a registration undertaken pursuant to this Agreement.

              (d) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company has obtained the written consent of Holders of a majority of the outstanding shares of 8% Preferred Stock, principal amount of Debentures and shares of Common Stock constituting Transfer Restricted Securities, as the case may be (with Holders of shares of 8% Preferred Stock or Debentures deemed to be Holders of the Common Stock into which such securities may be converted for purposes of such calculation). Notwithstanding the foregoing, a waiver or consent to departure from the provisions hereof that relates exclusively to the rights of Holders of Transfer Restricted Securities whose securities are being sold pursuant to the Shelf Registration Statement and that does not directly or indirectly affect the rights of other Holders of Transfer Restricted Securities may be given by the Holders of a majority of the Transfer Restricted Securities being sold.

              (e) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail (registered or certified, return receipt requested), telex, telecopier, or air courier guaranteeing overnight deliver:

                       (i) if to a Holder of Transfer Restricted Securities, at the address set forth on the records of the Company or the Registrar under the Indenture, with a copy to the Registrar, and if to each of the Initial Purchasers, at the addresses set forth in the Purchase Agreement; and

                       (ii) if to the Company, initially at its address set forth in the Purchase Agreement and thereafter at such other address, notice of which is given in accordance with the provisions of this Section.

              All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt acknowledged, if telecopied; and on the next business day, if timely delivered to an air courier guaranteeing overnight delivery.

              Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the Trustee under the Indenture at the address specified in the Indenture.

              (f) Successors and Assigns. This Agreement shall inure to the benefit and be binding upon the successors and assigns of each of the parties, including without limitation and without the need for an express assignment, subsequent Holders of Transfer Restricted Securities.

              (g) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

              (h) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

              (i) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAW RULES THEREOF.

              (j) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

              (k) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted by the Company with respect to the securities sold pursuant to the Purchase Agreement except as provided in the Designation of the Preferred or the Indenture and in the Purchase Agreement. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

              IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.


                                     TRANS WORLD AIRLINES, INC.


                                     By: /s/ M. J. Palumbo
                                        ----------------------------------
                                        Name: Michael J. Palumbo
                                        Title: VP & Treasurer


PAINEWEBBER INCORPORATED


ALEX. BROWN & SONS
INCORPORATED





By:  PaineWebber Incorporated



By:  /s/ Joseph M. Cerulli
    ----------------------------
    Name: Joseph M. Cerulli
    Title: First Vice President